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                          JENKON INTERNATIONAL, INC.

      COMMON STOCK                                        COMMON STOCK

         NUMBER                                              SHARES

INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR
 OF THE STATE OF DELAWARE                              CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                         CUSIP 47612N 10 0






is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER
 SHARE, OF

                              JENKON INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                     [SEAL]


         /s/ STEVE MCKEAG                                   /s/ D.A. EDWARDS
         -----------------------                            --------------------
         SECRETARY AND TREASURER                            PRESIDENT AND CHIEF
                                                             EXECUTIVE OFFICER


     COUNTERSIGNED AND REGISTERED:
       U.S. STOCK TRANSFER CORPORATION

                              TRANSFER AGENT
                              AND REGISTRAR

     BY


                                        AUTHORIZED SIGNATURE

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                          JENKON INTERNATIONAL, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common      UNIF GIFT MIN ACT-......Custodian....
     TEN ENT - as tenants by the                           (Cust)      (Minor)
               entireties                        under Uniform Gifts to Minors
     JT TEN  - as joint tenants with             Act..........................
               right of survivorship                        (State)
               and not as tenants in     UNIF TRF MIN ACT-.......Custodian
               common                                      (Cust)
                                              (until age..........)
                                            ...........under Uniform Transfers
                                             (Minor)
                                            to Minors Act.....................
                                                              (State)

       Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                              ________________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                      NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed



By___________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
  MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.